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                                                                  Exhibit 10(pp)


                       EQUITY CASH FLOW PARTICIATION AGREEMENT

     EQUITY CASH FLOW PARTICIPATION AGREEMENT, dated as of August 4, 1998 (this "AGREEMENT"), among BROOKLYN NAVY YARD POWER LLC (the "BNY GUARANTOR"), WARBASSE POWER I LLC ("Warbasse I"), WARBASSE POWER II LLC ("Warbasse II" and together with Warbasse I, the "Warbasse Guarantor"). NEW WORLD POWER TEXAS RENEWABLE ENERGY LIMITED PARTNERSHIP (the "Big Spring Guarantor"). YORK T&T HOLDINGS, INC. ("York T&T" and together with the BNY Guarantor the Warbasse Guarantor and the Big Spring Guarantor, the "Assignors") and THE BANK OF NEW YORK, as administrative agent hereunder for the benefit of the Holders listed on Schedule I hereto (the "Agent"). Capitalized terms used by not otherwise defined herein shall have the meanings set forth in the Purchase Agreement referred to below.

     WHEREAS, York Power Funding (Cayman) Limited ("Funding Company") is a limited liability company established for the sole purpose of issuing the Securities in its individual capacity as principal and as agent acting on behalf of the U.S. Guarantors pursuant to the Indenture and to make loans to the Project Borrowers pursuant to the Project Loan Agreement;

     WHEREAS, Funding Company, the U.S. Guarantors and Credit Suisse First Boston Corporation ("CSFBC") have entered into the Purchase Agreement, dated as of July 30, 1998 (the "Purchase Agreement"), pursuant to which CSFBC has agreed to purchase the Securities; and

     WHEREAS, the Holders wish to purchase $150,000,000 of the Securities from CSFBC.

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

     1. The Assignors hereby assigns to the Agent on behalf of the Holders (and their assignees hereunder), on a joint and several basis, 10% in the aggregate (the "HOLDERS' PERCENTAGE") of the aggregate amount of distributions received by the Assignors pursuant to, either directly or indirectly, the Depositary Agreements (or any successor agreement entered into with any refinancing). The benefits hereunder shall be represented by a single global Equity Cash Flow Participation Certificate, which shall be held by the Agent on behalf of each of the Holders or their assignees. The Agent shall distribute the Holders' Percentage to the Holders (or their assignees hereunder) on a pro rata basis (based on such Holder's respective percentage as set forth on Schedule I) as promptly as practicable upon receipt of the Holders' Percentage from the Assignors. In order to facilitate the receipt and payment of the Holders' Percentage hereunder, the Agent shall establish a non-interest bearing trust account (the "Agent's Account"). No investments will be made by the Agent from the funds deposited in the Agent's Account.

     2. The Holders shall list on Schedule I all relevant information as the Agent may request, including the correct names, addresses, taxpayer identification numbers and payment instructions sufficient to enable the Agent to maintain its books and records with respect to the



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Holders.  Holders may assign the benefits hereunder, either in whole or in part, without the consent of the Assignors or any other Person: PROVIDED, that each Holder hereby agrees that any such assignment shall comply with the terms and conditions set forth under the heading "TRANSFER RESTRICTIONS" in the Offering Circular and for all purposes herein, any references to "Securities" herein shall be deemed to be a reference to the benefits hereunder and the Holders further agree that any assignee shall agree to be bound by the terms and conditions of this Agreement. The representations, terms and conditions and agreements set forth under the heading "TRANSFER RESTRICTIONS" in the Offering Circular are incorporated herein in their entirety. The Holders shall promptly notify the Agent of any such assignment and all relevant information of such assignee entitled to the benefits hereunder based on information furnished to it. Each Holder further acknowledges that the rights hereunder shall not be included in any Registration Statement filed with respect to the Securities, do not have the benefits of any registration rights and shall not be eligible for trading in the PORTAL market or any other similar market and may be sold only in accordance with the terms set forth under the heading "TRANSFER RESTRICTIONS" in the Offering Circular. Each Holder and the Agent hereby agree that any instrument of transfer with respect to the benefits hereunder shall bear a legend substantially similar to the legend set forth on this Agreement

     3. The Holders hereby appoint THE BANK OF NEW YORK as their agent hereunder and authorize the Agent to administer the Holders' Percentage in accordance with the terms set forth herein. The Holders jointly and severally agree to compensate and reimburse the Agent upon its request for all expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of or otherwise in connection with this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith, and to indemnify the Agent for, and to hold it harmless against, any and all loss, liability, claim, damage, or expense (including Taxes other than Taxes based on the income of the Agent) incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. All indemnifications and releases from liability granted hereunder to the Agent shall extend to its officers, directors, employees, agents, successors and assigns. Further rights, benefits, privileges and immunities of the Agent shall be as set forth in the "Terms and Conditions" stated in Schedule II attached hereto.

     4. Each of the parties hereto acknowledges that CSFBC is not acting as underwriter in any capacity with respect to this Agreement and makes no representations whatsoever with respect to this Agreement.

     5. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     6. This Agreement is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the


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laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

EACH HOLDER UNDERSTANDS THAT THE BENEFITS HEREUNDER HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND THAT SUCH BENEFITS MAY ONLY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND SUBJECT TO THE FUNDING COMPANY'S AND THE BOND TRUSTEE'S RIGHT PRIOR TO ANY SUCH REOFFER, RESALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM THAT SUCH REOFFER, RESALE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER RULE 144 OF THE SECURITIES ACT (IF AVAILABLE).

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first written above.


                                   BROOKLYN NAVY YARD POWER LLC

                                   By:  B-41 ASSOCIATES, L.P.,
                                        its Managing Member

                                   By:  B-41 MANAGEMENT CORPORATION
                                        its General Partner


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


                                   WARBASSE POWER LLC

                                   By:  COGENERATION TECHNOLOGIES, INC.
                                        its General Partner


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


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

                                   WARBASSE POWER LLC

                                   By:  YORK COGEN PARTNERS, L.P.
                                        its General Partner

                                   By:  RRR'S VENTURES, LTD.
                                        its General Partner


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


                                   NEW WORLD POWER TEXAS RENEWABLE ENERGY
                                   LIMITED PARTNERSHIP

                                   By:  BIG SPRINGS TEXAS ENERGY
                                        MANAGEMENT, INC.
                                        Managing General Partner


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


                                   YORK T&T HOLDINGS, INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK,
                                   as Agent


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:



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